CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net earnings		$ 2,470.0	$ 994.0
Item that will not be reclassified to profit or loss:
Equity investments at fair value through other comprehensive income - net change in fair value		75.9	(8.6)
Items that are or may be reclassified to profit or loss in subsequent periods:
Cash flow hedges - effective portion of changes in fair value(a)	[1]	4.5	(15.3)
Cash flow hedges - reclassified out of accumulated other comprehensive income(b)	[2]	6.7	(2.2)
Total Other comprehensive income (loss)		87.1	(26.1)
Total comprehensive income		2,557.1	967.9
Attributable to non-controlling interests		79.9	45.2
Attributable to common shareholders		$ 2,477.2	$ 922.7

[1]	Net of tax expense (recovery) of $3.5 million (2024 - $(4.8)million).
[2]	Net of tax expense (recovery) of $0.3 million (2024 - $(0.5) million).